SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Cash Distributions

In November 2020, we paid a distribution of $0.0202 per common unit in respect of the quarter ended September 30, 2020, to unitholders of record as of November 6, 2020, amounting to $1.4 million. We also paid a cash distribution of $0.546875 per Series A Preferred Unit in respect of the period from August 15, 2020 through November 14, 2020 to unitholders of record as of November 9, 2020, amounting to $3.0 million.

Financing
In November 2020, we entered into a $15.0 million revolving credit facility with Golar, of which we drew down $5.0 million. The facility is unsecured, repayable in full in December 2020 and bears interest at a rate of LIBOR plus a margin of 5.0%.